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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 28, 2000

                              Greater Bay Bancorp
             (Exact name of registrant as specified in its charter)

     California                                       77-0387041
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                    identification number)

                        Commission file number:  0-25034

                            2860 West Bayshore Road
                          Palo Alto, California 94303
             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (650) 813-8200
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Item 5.  Other Events.

       Reference is hereby made to the Registrant's press releases attached hereto as Exhibits 99.1 and 99.2 which meet the requirements for filing under
Item 5 and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

Exhibits
--------

99.1   Press Release dated August 28, 2000 re cash dividend

99.2   Press Release dated September 19, 2000 re stock split

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Greater Bay Bancorp
                                       (Registrant)



Dated: September 21, 2000                  By:   /s/ Linda M. Iannone
                                                 --------------------
                                           Linda M. Iannone
                                           Senior Vice President and General
                                           Counsel

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                                 Exhibit Index
                                 -------------


99.1   Press Release dated August 28, 2000 re cash dividend

99.2   Press Release dated September 19, 2000 re stock split

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